INVESTMENT IN ASSOCIATE	6 Months Ended
Sep. 30, 2021
Investment In Associate
INVESTMENT IN ASSOCIATE

NOTE 7. INVESTMENT IN ASSOCIATE

Details of the Company’s associate as of September 30, 2021 and March 31, 2021 are as follows:

Name	Principal Activity	Place of Incorporation and Principal Place of Business	Voting Rights Held as of September 30, 2021	Voting Rights Held as of March 31, 2021
Associate: Stimunity S.A.	Biotechnology	Paris, France	44.0%	44.0%

The following table is a roll-forward of the Company’s investment in Stimunity S.A. as of and for the six months ended September 30, 2021 and 2020:

	As of and for the Six Months Ended September 30,

(In thousands)	2021	2020

Balance, beginning of period	$1,735	$1,225
Additional investment	–	1,000
Share of (loss) income	(102)	391
Balance, end of period	$1,633	$2,616

On June 1, 2020, the Company made an additional $1.0 million investment in Stimunity upon Stimunity's achievement of certain agreed milestones, increasing its equity share in Stimunity to 44% (see Note 17, “Commitments and Contingent Liabilities”).

The Company accounts for its investment in Stimunity under the equity method and accordingly, records its share of Stimunity’s earnings or loss based on its ownership percentage. The Company recorded equity in (loss) income in Stimunity of ($58,000) and $(49,000) for the three months ended September 30, 2021 and 2020, respectively, and $(102,000) and $391,000 for the six months ended September 30, 2021 and 2021, respectively.

Under the shareholders agreement, Portage has (i) a preferential subscription right to maintain its equity interest in Stimunity in the event of a capital increase from the issuance of new securities by Stimunity, except for issuances of new securities for stock options under a merger plan or for an acquisition, or (ii) the right to vote against any (a) issuances of additional securities that would call for the Company to waive its preferential subscription right, or (b) any dilutive issuance.